Supplement dated June 3, 1999 to the
                        Prospectus for the Pilgrim Funds
                               Dated May 24, 1999
                             Classes: A, B, C and M

Pilgrim Worldwide Growth Fund

         The description of the "Principal Investment Strategies" of Pilgrim Worldwide Growth Fund appearing on page 18 is revised to reflect that, under normal conditions, the Fund invests at least 65% of its total assets in securities of issuers located in at least three different countries, one of which may be the U.S. The "Principal Investment Strategies" of the Fund are also revised to reflect that there is no limit on the amount of the Fund's assets that may be invested in U.S. issuers. Formerly, the Fund could only invest up to 50% of its total assets in U.S. issuers.


Pilgrim High Yield Fund II

         The Annual Fund Operating Expenses table for Class A shares appearing on page 42 of the Prospectus is revised with respect to High Yield Fund II as follows:

         Distribution and Service (12b-1) Fees are 0.35% (rather than 0.25%), Other Expenses are 0.44% (rather than 0.54%), Fee Waiver By Adviser is (0.29)% (rather than (0.39)%) and Net Expenses are 1.10% (rather than 1.00%).

         The Example for Class A shares appearing on page 44 of the Prospectus is revised with respect to High Yield Fund II as follows:

         Costs for 1 year would be $582 (rather than $572), for 3 years would be $838 (rather than $819), for 5 years would be $1,145 (rather than $1,127) and for 10 years would be $2,015 (rather than $1,998).